                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



       The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1997-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

       2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                           GREEN TREE FINANCIAL CORP.



                                           BY: /s/Phyllis A. Knight
                                               --------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


       The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1997-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

       2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/Phyllis A. Knight
                                          -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997


                                   Distribution Date: 4/15/97
                                   CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                   Trust Account:  3335560-0



           CLASS HI: A CERTIFICATES
           ------------------------

     1.   (a) Sub-Pool HI Amount Available
              (including Monthly Servicing Fee)                    $1,887,116.12

          (b) Class HI: M-1 Interest Deficiency Amount
              (if any), Class HI: M-2 Interest Deficiency
              Amount (if any) and Class HI: B-1 Interest
              Deficiency Amount (if any) withdrawn for prior
              Payment Date                                                   .00

          (c) Sub-Pool HI Amount Available after giving effect to
              withdrawal of any Class HI: M-1 Interest Deficiency
              Amount, Class HI: M-2 Interest Deficiency Amount and
              Class HI: B-1 Interest Deficiency Amount for prior
              Payment Date                                          1,887,116.12

     2. Aggregate Interest

          (a)  Class HI: A-1 Pass-through Rate      6.30%

          (b)  Class HI: A-1 Interest                                  91,980.00

          (c)  Class HI: A-2 Pass-through Rate      6.75%

          (d)  Class HI: A-2 Interest                                  60,750.00

          (e)  Class HI: A-3 Pass-through Rate      7.05%

          (f)  Class HI: A-3 Interest                                  74,088.45

     3. Amount applied to Unpaid Class HI: A Interest Shortfall              .00

     4. Remaining Unpaid Class HI: A Interest Shortfall                      .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 2


                                    Distribution Date: 4/15/97
                                    CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                    Trust Account:  3335560-0

   PRINCIPAL

5.   Sub-Pool HI: Class A Formula Principal Distribution Amount:

          (a) Scheduled Principal               211,892.78
          (b) Principal Prepayments           1,101,486.49
          (c) Liquidated Contracts                     .00
          (d) Repurchases                              .00
          (e) Previously undistributed
          (f) Principal Amounts                        .00

               Total Principal                                    1,313,379.27

6.   Pool Scheduled Principal Balance of Sub-Pool HI             83,959,850.73

7.   Sub-Pool HI Senior Percentage for such Payment Date                   100%

8.   Class HI: A Principal Distribution:

          (a) Class HI: A-1                                       1,313,379.27
          (b) Class HI: A-2                                                .00
          (c) Class HI: A-3                                                .00

9.   Class HI: A Principal Balance:

          (a) Class HI: A-1 Principal Balance                    27,886,620.73
          (b) Class HI: A-2 Principal Balance                    18,000,000.00
          (c) Class HI: A-3 Principal Balance                    21,018,000.00

     CLASS HI: M-1 CERTIFICATES
     --------------------------

10.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount (including Monthly
     Servicing Fee)                                                 346,918.40

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 3

                                     Distribution Date: 4/15/97
                                     CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                     Trust Account:  3335560-0


          INTEREST

     11.  Current Interest

           (a) Class HI: M-1 Pass-through Rate          7.47
           (b) Class HI: M-1 Interest                                25,476.44

     12.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall        .00

     13.  Amount applied to Class HI: M-1 Interest Deficiency Amount       .00

     14.  Remaining unpaid Class HI: M-1 Interest Deficiency Amount        .00

     15.  Remaining Unpaid Class HI: M-1 Interest Shortfall                .00

          PRINCIPAL

     16.  Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

           (a)   Scheduled Principal                             .00
           (b)   Principal Repayments                            .00
           (c)   Liquidated Contracts                            .00
           (d)   Repurchases                                     .00
           (e)   Previously undistributed
                 Principal Amounts                               .00

                         Total Principal                                   .00

     17.  Pool Scheduled Principal Balance of Sub-Pool HI        83,959,850.73

     18.  Sub-Pool HI Senior Percentage for such Payment Date              100%

     19.  Class HI: M-1 Principal Distribution                             .00

     20.  Class HI: M-1 Principal Balance                         6,821,000.00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 4

                                     Distribution Date: 4/15/97
                                     CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                     Trust Account:  3335560-0


          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

     21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount           .00

     22.  Class HI: M-1 Liquidation Loss Principal Amount                   .00

     23.  Interest at Class HI: M-1 Pass-Through Rate on:

               (a)  Class HI: M-1 Liquidation Loss Principal Amount         .00
               (b)  Unpaid Class HI: M-1 Liquidation Loss Interest
                    Shortfall                                               .00

     24.  Amount applied to such interest                                   .00

     25.  Liquidation Loss interest remaining unpaid                        .00

          CLASS HI: M-2 CERTIFICATES
          --------------------------

     26.  Sub-Pool HI Amount Available less the Class HI:
          A Distribution Amount and Class HI: M-1 Distribution
          Amount (including Monthly Servicing Fee)                   321,441.96

          INTEREST

     27.  Current Interest
               (a)  Class HI: M-2 Pass-Through Rate      7.76%
               (b)  Class HI: M-2 Interest                            16,544.32

     28.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall         .00

     29.  Amount applied to Class HI: M-2 Interest Deficiency Amount        .00

     30.  Remaining unpaid Class HI: M-2 Interest Deficiency Amount         .00

     31.  Remaining unpaid Class HI: M-2 Interest Shortfall                 .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-A
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 5

                                     Distribution Date:4/15/97
                                     CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                     Trust Account:  3335560-0

 PRINCIPAL

32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
          (a) Scheduled Principal             .00
          (b) Principal Prepayments           .00
          (c) Liquidated Contracts            .00
          (d) Repurchases                     .00
          (e) Previously undistributed
              Principal Amounts               .00

                           Total Principal                                 .00

33.  Pool Schedule Principal of Sub-Pool HI                      83,959,850.73

34.  Sub-Pool HI Senior Percentage for such Payment Date                   100%

35.  Class HI: M-2 Principal Distribution                                  .00

36.  Class HI: M-2 Principal Balance                              4,264,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount               .00

38.  Class HI: M-2 Liquidatin Loss Principal Amount                        .00

39.  Interest at Class HI: M-2 Pass-Through Rate on:

          (a) Class HI: M-2 Liquidation Loss Principal Amount              .00
          (b) Unpaid Class HI: M-2 Liquidation Loss
              Interest Shortfall                                           .00

40.  Amount applied to such interest                                       .00

41.  Liquidation Loss interest remaining unpaid                            .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 6

                                     Distribution Date: 4/15/97
                                     CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                     Trust Account:  3334953-0

          CLASS HI: B Principal Distribution Tests
          (tests must be satisfied on and after the Payment Date occurring in October 1999)

     42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

               (a) Sixty-Day Delinquency Ratio for current
                    Payment Date                                         .00%

               (b) Average Sixty-Day Delinquency Ratio Test
                   (arithmetic average of ratios for this month
                   and two preceding months; may not exceed 2.5%)        .00%

     43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

               (a) Thirty-Day Delinquency Ratio for current
                   Payment Date                                          .18%

               (b) Average Thirty-Day delinquency Ratio Test
                   (arithmetic average of ratios for this month
                   and two preceding months; may not exceed 5%)          .06%

     44.  Sub-Pool HI Cumulative Realized Losses Test

               (a) Cumulative Realized Losses for current
                   Payment Date (as a percentage of Cut-off Date
                   Pool Principal Balance: may not exceed 9%)            .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 7

                                     Distribution Date: 4/15/97
                                     CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                     Trust Account:  3335560-0

     45.  Sub-Pool HI Current Realized Losses Test

               (a) Current Realized Losses for current
                   Payment Date                                                 .00

               (b) Current Realized Loss Ratio (total Realized Losses
                   for most recent three months, multiplied By 4, divided
                   by arithmetic average of Pool Scheduled Principal
                   Balances for third preceding Remittance and for current
                   Remittance Date; may not exceed 2.5%)                        .00%

     46.  Class HI: B Principal Balance Test

               (a) Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
                   Principal Balance for prior Payment Date (must equal or
                   exceed 14.5%)                                               7.00%

          CLASS HI: B-1 CERTIFICATES
          --------------------------

     47.  Sub-Pool HI Amount Available less the Class HI: A Distribution
          Amount and Class HI: M Distribution Amount (including
          Monthly Servicing Fee)                                     304,897.64

          INTEREST

     48.  Class HI: B-1 Pass-Through Rate                     7.58%

     49.  Current Interest                                            15,353.29

     50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall         .00

     51.  Amount applied to Class HI: B-1 Interest Deficiency Amount        .00

     52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount         .00

     53.  Remaining Unpaid Class HI: B-1 Interest Shortfall                 .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 8

                                     Distribution Date: 4/15/97
                                     CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                     Trust Account:  3335560-0
     PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
          (a) Scheduled Principal                  .00
          (b) Principal Prepayments                .00
          (c) Liquidated Contracts                 .00
          (d) Repurchases                          .00
          (e) Previously undistributed
              Principal Amounts                    .00

                        Total Principal                                 .00

55.  Pool Scheduled Principal of Sub-Pool HI                  83,959,850.73

56.  Class HI: B Percentage for such Payment Date                         0%

57.  Class HI: B Principal Balance                             5,970,230.00

58.  Class HI: B-1 Principal Balance                           4,051,000.00

59.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                                .00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount            .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                    .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

          (a) Class HI: B-1 Liquidation Loss Principal Amount           .00
          (b) Unpaid Class HI: B-1 Liquidation Loss
              Interest Shortfall                                        .00

63.  Amount applied to such interest                                    .00

64.  Liquidation Loss interest remaining unpaid                         .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 9

                                     Distribution Date: 4/15/97
                                     CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                     Trust Account:  3335560-0

     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                         289,544.35
     INTEREST

66.  Class HI: B-2 Pass-Through Rate                 7.90%

67.  Current Interest                                                 7,580.96

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall             .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                     .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                        .00
          (b)  Principal Prepayments                      .00
          (c)  Liquidated Contracts                       .00
          (d)  Repurchases                                .00
          (e)  Previously undistributed
                     Principal Amounts                    .00

                              Total Principal                              .00

71.  Pool Scheduled Principal Balance of Sub-Pool HI             83,959,850.73

72.  Class HI: B Percentage for such Payment Date                            0%

73.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                                .00

74.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                                    .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 10


                                    Distribution Date: 4/15/97
                                    CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                    Trust Account:  3335560-0

75.  Class HI: B-2 Liquidation Loss Principal Amount                       .00

76.  Class HI: B-2 Guaranty Payment                                        .00

77.  Class HI: B-2 Principal Balance                              1,919,230.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount               .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                       .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                                   .00

81.  Amount applied to such interest                                       .00

82.  Liquidation Loss interest remaining unpaid                            .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

          (a) Class HI: A-1 Pool Factor                              .95502126
          (b) Class HI: A-2 Pool Factor                             1.00000000
          (c) Class HI: A-3 Pool Factor                             1.00000000
          (d) Class HI: M-1 Pool Factor                             1.00000000
          (e) Class HI: M-2 Pool Factor                             1.00000000
          (f) Class HI: B-1 Pool Factor                             1.00000000
          (g) Class HI: B-2 Pool Factor                             1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 11

                                    Distribution Date: 4/15/97
                                    CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                    Trust Account:  3335560-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

          (a) 31-59 days              150,630.87                 6
          (b) 60-89 days                     .00                 0
          (c) 90 or more days                .00                 0

85.  Principal Balance of Defaulted Contracts                               .00

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                                         0          .00

87.  Number of Loans Remaining                                            4,998

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable                       0          .00

89.  FHA Insurance reserve amount                                 92,851,520.04

90.  Amount received from FHA Insurance                                     .00


Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-6700 with any questions regarding this Statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 12

                                          Distribution Date: 4/15/97
                                          CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                                   TL6 TM4 TN2 TP7 TQ5 TR3
                                          Trust Account:  3335560-0

      CLASS HE: A CERTIFICATES
      ------------------------

     1.   (a)  Sub-Pool HE Amount Available (including
               Monthly Servicing Fee)                             7,412,552.84

          (b)  Class HE: M-1 Interest Deficiency Amount
               (if any), Class HE: M-2 Interest Deficiency
               Amount (if any) and Class HE: B-1 Interest
               Deficiency Amount (if any) withdrawn for
               Payment Date                                                .00

          (c)  Sub-Pool HE Amount Available after giving effect
               to withdrawal of any, Class HE: M-1 Interest
               Deficiency Amount, Class HE: M-2 Interest Deficiency
               Amount and Class HE: B-1 Interest Deficiency Amount
               for prior Payment Date                             7,412,552.84

          INTEREST

     2.   Aggregate Interest
               (a)  Class HE: A-1ARM Pass-Through Rate 5.85797%
               (b)  Class HE: A-1 Interest                          215,869.12
               (c)  Class HE: A-1 Pass-Through Rate    5.99%
               (d)  Class HE: A-1 Interest                          124,292.50
               (e)  Class HE: A-2 Pass-Through Rate    6.32%
               (f)  Class HE: A-2 Interest                           91,640.00
               (g)  Class HE: A-3 Pass-Through Rate    6.62%
               (h)  Class HE: A-3 Interest                          312,795.00
               (i)  Class HE: A-4 Pass-Through Rate    6.85%
               (j)  Class HE: A-4 Interest                           85,625.00
               (k)  Class HE: A-5 Pass-Through Rate    7.21%
               (l)  Class HE: A-5 Interest                          225,391.81
               (m)  Class HE: A-6 Pass-Through Rate    7.16%
               (n)  Class HE: A-6 Interest                          182,580.00

     3.   Amount applied to Unpaid Class HE: A Interest Shortfall          .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 13

                                            Distribution Date: 4/15/97
                                            CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                            TL6 TM4 TN2 TP7 TQ5 TR3
                                            Trust Account:  3335560-0

4.   Remaining Unpaid Class HE: A Interest Shortfall                       .00

     PRINCIPAL

5.   Class HE: A-1ARM Formula Principal Distribution Amount:
     (Lesser Of Class HE: A-1 ARM Principal Balance or sum of (a)-(f))

          (a) Scheduled Principal                          45,564.41
          (b) Principal Prepayments                       185,093.69
          (c) Liquidated Contracts                               .00
          (d) Repurchases                                        .00
          (e) Clause (v) of defination                           .00
          (f) March 2027 Payment Date:
              Scheduled Principal Balance
              of Adjustable Rate Contracts                       .00

                       Total Principal                              230,658.10

6.   Sub-Pool HE: Class A Formula Principal Distribution Amount:

          (a) Scheduled Principal                                   396,948.73
          (b) Principal Prepayments                               2,154,960.09
          (c) Liquidated Contracts                                         .00
          (d) Repurchases                                                  .00
          (e) Previously undistributed
              Principal amount                                             .00
          (f) Less Class HE: A-1ARM Formula
              Principal Distribution Amount                                .00

                       Total Principal                            2,551,908.82

7.   Pool Scheduled Principal Balance of Sub-Pool HE            361,747,099.18
     Scheduled Principal Balance of Adjustable Rate
     Contracts                                                   69,591,341.90

8.   Sub-Pool HE Senior Percentage for such Payment Date                   100%

9.   Class HE: A-6 Lockout Percentage for such Payment Date                100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 14

                                           Distribution Date: 4/15/97
                                           CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                                    TL6 TM4 TN2 TP7 TQ5 TR3
                                           Trust Account:  3335560-0

10.  Class HE: A Principal Distribution:

     (a)  Class HE: A-1ARM                                           230,658.10
     (b)  Class HE: A-6 Lockout Remittance Amount                           .00
     (c)  Balance of Sub-Pool HE Senior Percentage of Sub-
          Pool HE Formula Principal Distribution Amount:

          (i)   Class HE: A-1                                      2,551,908.82
          (ii)  Class HE: A-2                                               .00
          (iii) Class HE: A-3                                               .00
          (iv)  Class HE: A-4                                               .00
          (v)   Class HE: A-5                                               .00
          (vi)  Class HE: A-6                                               .00

11.  Class HE: A Principal Balance:

          (a)   Class HE: A-1ARM Principal Balance                69,591,341.90
          (b)   Class HE: A-1 Principal Balance                   38,948,091.18
          (c)   Class HE: A-2 Principal Balance                   29,000,000.00
          (d)   Class HE: A-3 Principal Balance                   94,500,000.00
          (e)   Class HE: A-4 Principal Balance                   25,000,000.00
          (f)   Class HE: A-5 Principal Balance                   62,522,000.00
          (g)   Class HE: A-6 Principal Balance                   51,000,000.00

     CLASS HE: M-1 CERTIFICATES
     --------------------------

12.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)       3,391,792.49

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 15

                                          Distribution Date: 4/15/97
                                          CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                          Trust Account:  3335560-0

          INTEREST on Class HE: M-1 Principal Balance less Call HE: M-1 Liquidation Loss Principal Amount

13.  Current Interest
          (a) Class HE: M-1 Pass-Through Rate              7.71%
          (b) Class HE: M-1 Interest                                 92,045.84

14.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall             .00

15.  Amount applied to Class HE: M-1 Interest Deficiency Amount            .00

16.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount             .00

17.  Remaining unpaid Class HE: M-1 Interest Shortfall                     .00

     PRINCIPAL

18.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a) Scheduled Principal                      .00
          (b) Principal Prepayments                    .00
          (c) Liquidated Contracts                     .00
          (d) Repurchases                              .00
          (e) Previously undistributed
              Principal Amounts                        .00
          (f) Less Class HE: A-1 ARM Formula
              Principal Distribution Amount            .00

                    Total Principal                                        .00

19.  Pool Scheduled Principal Balance of Sub-Pool HE            361,747,099.18
     Scheduled Principal Balance of Adjustable Rate
     Contracts                                                   69,591,341.90

20.  Sub-Pool HE Senior Percentage for such Payment Date                   100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 16

                                          Distribution Date: 4/15/97
                                          CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                          Trust Account:  3335560-0

21.  Class HE: M-1 Principal Distribution                                 .00

22.  Class HE: M-1 Principal Balance                            23,877,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

23.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount              .00

24.  Class HE: M-1 Liquidation Loss Principal Amount                      .00

25.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a)  Class HE: M-1 Liquidation Loss
               Principal Amount                                           .00

          (b)  Unpaid Class HE: M-1 Liquidation Loss
               Interest Shortfall                                         .00

26.  Amount applied to such interest                                      .00

27.  Liquidation Loss interest remaining unpaid                           .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

28.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                    3,299,746.65

     INTEREST on Class HE: M-2 Principal Balance less Class HE:
     M-2 Liquidation Loss Principal Amount

29.  Current Interest
     (a)  Class HE: M-2 Pass-Through Rate             7.90%
     (b)  Class HE: M-2 Interest                                    60,016.30

30.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall            .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 17

                                            Distribution Date: 4/15/97
                                            CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                                     TL6 TM4 TN2 TP7 TQ5 TR3
                                            Trust Account:  3335560-0

31.  Amount applied to Class HE: M-2 Interest Deficiency Amount          .00

32.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount           .00

33.  Remaining unpaid Class HE: M-2 Interest Shortfall                   .00

     PRINCIPAL

34.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                       .00
          (b)  Principal Prepayments                     .00
          (c)  Liquidated Contracts                      .00
          (d)  Repurchases                               .00
          (e)  Previously undistributed
               Principal Amounts                         .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount             .00

                        Total Principal                                  .00

35.  Pool Scheduled Principal of Sub-Pool HE                  361,747,099.18
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                            69,591,341.90

36.  Sub-Pool HE Senior Percentage for such Payment Date                 100%

37.  Class HE: M-2 Principal Distribution                                .00

38.  Class HE: M-2 Principal Balance                           15,194,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

39.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount             .00

40.  Class HE: M-2 Liquidation Loss Principal Amount                     .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 18

                                            Distribution Date: 4/15/97
                                            CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                                     TL6 TM4 TN2 TP7 TQ5 TR3
                                            Trust Account:  3335560-0

41.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a) Class HE: M-2 Liquidation Loss Principal Amount               .00
          (b) Unpaid Class HE: M-2 Liquidation Loss Interest
              Shortfall                                                     .00

42.  Amount applied to such interest                                        .00

43.  Liquidation Loss interest remaining unpaid                             .00

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

44.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Payment Date               .11%

     (b) Average Sixty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 2.5%)                                       .04%

45.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date            1.05%

     (b) Average Thirty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5%)                                         .35%

46.  Sub-Pool HE Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Payment Date
         (as a percentage of Cut-Off Date Pool Principal
         Balance; may not exceed 9%)                                        .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 19

                                           Distribution Date: 4/15/97
                                           CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                                    TL6 TM4 TN2 TP7 TQ5 TR3
                                           Trust Account:  3335560-0

47.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date                  .00

     (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances
         for third preceding Remittance and for current Remittance
         Date; may not exceed 2%)                                           .00%

48.  Class HE: B Principal Test

     (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
         Balance for prior Payment Date (must equal or exceed 10%)         5.00%


     CLASS HE:B-1 CERTIFICATES
     -------------------------

49.  Sub-Pool HE Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount (including Monthly
     Servicing Fee)                                                 3,239,730.35

     INTEREST

50.  Class HE: B-1 Pass-Through Rate                  7.87%

51.  Current Interest                                                  59,788.39

52.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall               .00

53.  Amount applied to Class HE: B-1 Interest Deficiency Amount              .00

54.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount               .00

55.  Remaining Unpaid Class HE: B-1 Interest Shortfall                       .00

     PRINCIPAL

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 20


                                           Distribution Date: 4/15/97
                                           CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                                    TL6 TM4 TN2 TP7 TQ5 TR3
                                           Trust Account:  3335560-0

56.  Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                  .00
          (b)  Principal Prepayments                .00
          (c)  Liquidated Contracts                 .00
          (d)  Repurchases                          .00
          (e)  Previously undistributed
               Principal Amounts                    .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount        .00

                           Total Principal                                 .00

57.  Pool Scheduled Principal of Sub-Pool HE                    361,747,099.19
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                              69,591,341.90

     Class HE: B Percentage for such Payment Date                            0%

     Class HE: B Percentage of Formula Principal
     Distribution Amount                                                     0%

60.  Class HE: B Principal Balance                               21,706,008.00

61.  Class HE: B-1 Principal Balance                             15,194,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL  AMOUNT

62.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount               .00

63.  Class HE: B-1 Liquidation Loss Principal Amount                       .00

64.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a)  Class HE: B-1 Liquidation Loss Principal Amount                  .00
     (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall         .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 21

                                            Distribution Date: 4/15/97
                                            CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                                     TL6 TM4 TN2 TP7 TQ5 TR3
                                            Trust Account:  3335560-0

65.  Amount applied to such interest                                        .00

66.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HE: B-2 CERTIFICATES

67.  Remaining Sub-Pool HE Amount Available                        3,179,941.96

     INTEREST

68.  Class HE: B-2 Pass-Through Rate                                       8.08%

69.  Current Interest                                                 26,308.51

70.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall              .00

71.  Remaining Unpaid Class HE: B-2 Interest Shortfall                      .00

     PRINCIPAL

72.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

          (a)   Scheduled Principal                     .00
          (b)   Principal Prepayments                   .00
          (c)   Liquidated Contracts                    .00
          (d)   Repurchases                             .00
          (e)   Previously undistributed
                Principal Amounts                       .00
          (f)   Less Class HE: A-1ARM Formula
                Principal Distribution Amount           .00

                         Total Principal                                   .00

73.  Pool Scheduled Principal Balance of Sub-Pool HE             361,747,099.18

74.  Class HE: B Percentage for such Payment Date                             0%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 22

                                          Distribution Date: 4/15/97
                                          CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                                   TL6 TM4 TN2 TP7 TQ5 TR3
                                          Trust Account:  3335560-0

75.  Class HE: B Percentage of Formula Principal Distribution Amount       .00%

76.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)             .00

77.  Class HE: B-2 Liquidation Loss Principal Amount                       .00

78.  Class HE: B-2 Guaranty Payment                                        .00

79.  Class HE: B-2 Principal Balance                              6,512,008.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

80.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount               .00

81.  Class HE: B-2 Liquidation Loss Principal Amount                       .00

82.  Interest at Class HE: B-2 Pass-Through Rate on:

     (a)    Class HE: B-2 Liquidation Loss Principal Amount                .00
     (b)    Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall       .00

83.  Amount applied to such interest                                       .00

84.  Liquidation Loss interest remaining unpaid                            .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 23

                                           Distribution Date: 4/15/97
                                           CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                           TL6 TM4 TN2 TP7 TQ5 TR3
                                           Trust Account:  3335560-0

          CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
          ------------------------------------------------------

85.  Sub-Pool HE Pool Factors

          (a) Class HE: A-1ARM Pool Factor                       .99669648
          (b) Class HE: A-1 Pool Factor                          .93850822
          (c) Class HE: A-2 Pool Factor                         1.00000000
          (d) Class HE: A-3 Pool Factor                         1.00000000
          (e) Class HE: A-4 Pool Factor                         1.00000000
          (f) Class HE: A-5 Pool Factor                         1.00000000
          (g) Class HE: A-6 Pool Factor                         1.00000000
          (h) Class HE: M-1 Pool Factor                         1.00000000
          (i) Class HE: M-2 Pool Factor                         1.00000000
          (j) Class HE: B-1 Pool Factor                         1.00000000
          (k) Class HE: B-2 Pool Factor                         1.00000000

86. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     Total HE
     (a)  31-59 days               3,798,997.19          76
     (b)  60-89 days                 350,066.94           3
     (c)  90 or more days            32,715.361           1

     Adjustable Rate
     (a)  31-59 days                        .00           0
     (b)  60-89 days                        .00           0
     (c)  90 or more days                   .00           0

87.  Principal Balance of Defaulted Contracts                          .00

88.  Number of Liquidated Contracts and
     Net Liquidated Loss

     Total HE Contracts                                   0            .00
     Adjustable Rate Contracts                            0            .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 24

                                          Distribution Date: 4/15/97
                                          CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                          Trust Account:  3335560-0



89.  Number of Loans Remaining

     Total HE Contracts                                7,317
     Adjustable Rate Contracts                           581

90.  Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
     FHA Insurance was unavailable               0                       .00

91.  FHA Insurance reserve amount                              92,851,520.04

92.  Amount received from FHA Insurance                                  .00


     CLASS HE: C CERTIFICATES
     ------------------------

93.  Monthly Servicing Fee                                        324,621.40

94.  Guarantee Fee                                              1,298,485.60

95.  Class C Residual Payment                                   1,812,489.85



     Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.